Exhibit 10.2
EXECUTION VERSION

NRG DGPV HOLDCO 1 LLC

AMENDMENT NO. 2 TO
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, dated as of March 1, 2016 (this “Amendment”), is made and entered into by and among NRG YIELD DGPV HOLDING LLC, a Delaware limited liability company (“NRG Yield DGPV”), as a Class A Member, NRG RENEW DG HOLDINGS LLC, a Delaware limited liability company (“NRG Renew DG Holdings”), as a Class B Member and NRG RENEW LLC, a Delaware limited liability company (the “Sponsor”), solely for the purpose of acknowledging Section 2 of this Amendment.
RECITALS
A.    NRG Yield DGPV and NRG Renew DG Holdings are the owners of 100% of the Class A Interests and Class B Interests, respectively, of NRG DGPV HOLDCO 1 LLC, a Delaware limited liability company (the “Company”), and are Members of the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement, dated May 8, 2015 (the “A&R LLC Agreement”). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings specified in the A&R LLC Agreement.
B.    The Members and the Sponsor have agreed to amend the A&R LLC Agreement in accordance with Section 13.7 thereof to set forth certain agreements between the Members as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein, the parties hereto hereby agree, as follows:
1.Amendments to Section 1.1.

a)	The definition of “Flip Point” is hereby amended by deleting the words “Target IRR” and replacing them with “Weighted Average Target IRR”.

b)
The definition of “Target IRR” is hereby deleted in its entirety and replaced with the following: ‘“Target IRR’ means, with respect to an Unleveraged Fund Company, an After-Tax IRR of [***] and [***] percent ([***]%) and, with respect to a Backleveraged Fund Company, an After-Tax IRR of [***] and [***] percent ([***]%).”

c)	The following definition of “Backleveraged Fund Company” is hereby added: ‘“Backleveraged Fund Company’ means a Fund Company that is identified on its Fund Addendum as a Backleveraged Fund Company.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

d)	The following definition of “Unleveraged Fund Company” is hereby added: ‘“Unleveraged Fund Company’ means any Fund Company that is not identified on its Fund Addendum as a Backleveraged Fund Company.”

e)
The following definition of “Weighted Average Target IRR” is hereby added: ‘“Weighted Average Target IRR’ means the average of the Target IRRs for the Fund Companies, weighted by the Company's total capital contributions to each such Fund Company as a percentage of the Company's total capital contributions to all Fund Companies as of the date the calculation is made.”

2.Amendments Relating to the Sponsor.

a)
The preamble of the A&R LLC Agreement is hereby amended by inserting the words “and NRG RENEW LLC, a Delaware limited liability company (the “Sponsor”), solely for the purpose of acknowledging the indemnity obligations in Article XI” before the final period.

b)	Article XI is hereby amended by adding the following as the new Section 11.1(c):

“(c)    Indemnification by the Sponsor. Subject to the terms and conditions of this Article XI, to the extent that any Damages relating to a Class A Claim remain unpaid after a claim has been properly made therefor pursuant to this Article XI that is not subject to a bona fide dispute, the Sponsor shall pay to the Class A Parties any amounts validly due from the Class B Members under the indemnity obligations set out in Section 11.1(a) above. If any claim is made under this Section 11.1(c), the Sponsor shall have all of the rights of an Indemnifying Member (as defined below).”

3.Effect of Amendment. Except as amended by this Amendment, the A&R LLC Agreement remains in full force and effect. All references to the A&R LLC Agreement in any other agreement or document shall hereinafter be deemed to refer to the A&R LLC Agreement as amended by this Amendment.
4.Miscellaneous. The provisions set forth in Sections 13.3, 13.4 and 13.10 of the A&R LLC Agreement shall be applicable to this Amendment mutatis mutandis and to the full extent necessary shall be deemed to be incorporated herein.

[Signature Pages Follow.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

CLASS B MEMBER:
NRG RENEW DG HOLDINGS LLC

By:	/s/ Craig Cornelius Name: Craig Cornelius Title: President
Address:    5790 Fleet Street, Suite 200,
Carlsbad, CA 92008

Attention:    Office of the General Counsel
Telephone:     (760) 710-2187
Facsimile:     (760) 918-6780
Email:     jennifer.hein@nrg.com

[Signature page to Amendment No. 2 to A&R LLC Agreement of NRG DGPV Holdco 1 LLC]
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

CLASS A MEMBER:
NRG YIELD DGPV HOLDING LLC

By:	/s/ Kirkland Andrews Name: Kirkland Andrews Title: EVP & Chief Financial Officer
Address:    211 Carnegie Center
Princeton, NJ 08540
Attention:    Office of the General Counsel
Phone:    609-524-4500
Fax:    609-524-4501
Email:    ogc@nrg.com

[Signature page to Amendment No. 2 to A&R LLC Agreement of NRG DGPV Holdco 1 LLC]
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

SOLELY FOR PURPOSES OF SECTION 2:
NRG RENEW LLC

By:	/s/ Craig Cornelius Name: Craig Cornelius Title: Vice President
Address:    5790 Fleet Street, Suite 200,
Carlsbad, CA 92008

Attention:    Office of the General Counsel
Telephone:     (760) 710-2187
Facsimile:     (760) 918-6780
Email:     jennifer.hein@nrg.com

[Signature page to Amendment No. 2 to A&R LLC Agreement of NRG DGPV Holdco 1 LLC]
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.